Supplement dated September 1, 2016
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Acorn Trust
Columbia Thermostat Fund	5/1/2016
Christopher J. Olson, CFA, a co-portfolio manager of Columbia Thermostat Fund (the "Fund") and Vice President of Columbia Acorn Trust, has announced his intention to retire from the industry and will step down from these roles effective December 31, 2016. David L. Frank, current co-portfolio manager of Columbia Thermostat Fund, will continue as sole portfolio manager of the Fund after that date.  Mr. Olson will begin transitioning portfolio management responsibilities immediately and will remain available through the end of the year to ensure a smooth transition in management.
Shareholders should retain this Supplement for future reference.
SUP235_12_003_(09/16)

Supplement dated September 1, 2016
to the Statement of Additional Information (the "SAI"), as supplemented, of the following fund:
Fund	SAI Dated
Columbia Acorn Trust
Columbia Thermostat Fund	5/1/2016
Christopher J. Olson, CFA, a co-portfolio manager of Columbia Thermostat Fund (the "Fund") and Vice President of Columbia Acorn Trust, has announced his intention to retire from the industry and will step down from these roles effective December 31, 2016. David L. Frank, current co-portfolio manager of Columbia Thermostat Fund, will continue as sole portfolio manager of the Fund after that date.  Mr. Olson will begin transitioning portfolio management responsibilities immediately and will remain available through the end of the year to ensure a smooth transition in management.
Shareholders should retain this Supplement for future reference.
SUP900_00_009_(09/16)